ABSC OOMC 2006-HE5
Asset Backed Securities Portfolio Analysis

5,174 records
Balance: 1,024,183,061
All records

All records
Group	Loan Type	OTERM	Prepayment Penalty	IO OTERM	LIEN	Gross Coupon	Cut-Off Date Balance	Remaining Amortization	Original Amortization	Remaining Balloon Term	Original Balloon Term	Age	Gross Margin	Months to Next Rate Reset	Rate Reset Frequency	Life Cap	Initial Periodic Cap	Periodic Cap	Life Floor	Original Prepayment Penalty	WA IO Original term
FREDDIE	ARM 15/15	360	0	0	1	8.767	$245,050.00	360	360	360	360	0	6.100	180	6	14.767	3.000	1.000	8.767	0	0
	ARM 2/13	180	24	0	1	9.900	$120,000.00	180	180	180	180	0	5.000	24	6	15.900	3.000	1.000	9.900	24	0
	ARM 2/28	360	0	0	1	9.248	$75,259,586.26	360	360	360	360	0	6.203	24	6	15.241	3.000	1.000	9.248	0	0
			12	0	1	8.920	$15,877,964.60	360	360	360	360	0	6.374	24	6	14.920	3.000	1.000	8.920	12	0
			24	0	1	9.044	$127,646,088.39	360	360	360	360	0	6.303	24	6	15.042	2.999	1.000	9.044	24	0
			36	0	1	9.651	$783,775.00	360	360	360	360	0	6.387	24	6	15.651	3.000	1.000	9.651	36	0
	ARM 2/28- IO 5Yrs	360	0	60	1	8.072	$8,237,146.00	300	300	360	360	0	6.105	24	6	14.073	3.000	1.000	8.073	0	60
			12	60	1	7.804	$2,354,800.00	300	300	360	360	0	6.167	24	6	13.804	3.000	1.000	7.804	12	60
			24	60	1	7.398	$20,274,131.00	300	300	360	360	0	6.123	24	6	13.398	3.000	1.000	7.398	24	60
	ARM 2/28-40YR Amortization	360	0	0	1	8.292	$43,541,107.86	479	480	359	360	1	6.127	23	6	14.261	3.000	1.000	8.292	0	0
			12	0	1	7.675	$18,176,498.12	480	480	360	360	0	6.180	24	6	13.675	3.000	1.000	7.675	12	0
			24	0	1	7.742	$103,385,939.02	479	480	359	360	1	6.133	23	6	13.727	2.981	1.006	7.736	24	0
			36	0	1	7.931	$564,375.00	480	480	360	360	0	5.913	24	6	13.931	3.000	1.000	7.931	36	0
	ARM 3/12	180	0	0	1	8.450	$100,001.00	180	180	180	180	0	6.100	36	6	14.450	3.000	1.000	8.450	0	0
	ARM 3/27	360	0	0	1	8.612	$1,561,262.00	360	360	360	360	0	6.142	36	6	14.372	3.000	1.000	8.612	0	0
			12	0	1	8.232	$2,512,000.00	360	360	360	360	0	6.172	36	6	14.232	3.000	1.000	8.232	12	0
			36	0	1	8.823	$3,650,780.00	360	360	360	360	0	6.266	36	6	14.823	3.000	1.000	8.823	36	0
	ARM 3/27- IO 5Yrs	360	0	60	1	8.850	$108,636.00	300	300	360	360	0	6.100	36	6	14.850	3.000	1.000	8.850	0	60
			12	60	1	7.825	$390,400.00	300	300	360	360	0	6.300	36	6	13.825	3.000	1.000	7.825	12	60
			36	60	1	9.650	$330,000.00	300	300	360	360	0	6.100	36	6	15.650	3.000	1.000	9.650	36	60
	ARM 3/27-40YR Amortization	360	0	0	1	8.962	$1,671,600.00	480	480	360	360	0	6.180	36	6	14.497	3.000	1.000	8.962	0	0
			12	0	1	7.822	$1,831,615.41	479	480	359	360	1	6.403	35	6	13.822	3.000	1.000	7.631	12	0
			36	0	1	7.614	$3,696,270.78	479	480	359	360	1	6.052	35	6	13.551	3.000	1.000	7.614	36	0
	ARM 5/25	360	0	0	1	8.147	$574,750.00	360	360	360	360	0	6.171	60	6	14.147	3.000	1.000	8.147	0	0
			12	0	1	8.200	$139,500.00	360	360	360	360	0	6.100	60	6	14.200	3.000	1.000	8.200	12	0
			24	0	1	10.850	$108,000.00	360	360	360	360	0	6.500	60	6	16.850	3.000	1.000	10.850	24	0
			36	0	1	9.118	$1,403,306.00	360	360	360	360	0	6.128	60	6	14.855	3.000	1.000	9.118	36	0
	ARM 5/25- IO 5Yrs	360	0	60	1	9.039	$262,000.00	300	300	360	360	0	6.100	60	6	15.039	3.000	1.000	9.039	0	60
			12	60	1	7.800	$380,000.00	300	300	360	360	0	6.100	60	6	13.800	3.000	1.000	7.800	12	60
			36	60	1	7.243	$1,003,500.00	300	300	360	360	0	6.100	60	6	13.243	3.000	1.000	7.243	36	60
	ARM 5/25-40YR Amortization	360	0	0	1	7.919	$4,605,981.00	479	480	359	360	1	6.172	59	6	13.697	3.000	1.000	7.919	0	0
			12	0	1	7.587	$2,744,750.00	480	480	360	360	0	6.195	60	6	13.587	3.000	1.000	7.587	12	0
			24	0	1	7.024	$672,060.00	480	480	360	360	0	6.166	60	6	12.533	3.000	1.000	7.024	24	0
			30	0	1	7.150	$162,000.00	480	480	360	360	0	6.300	60	6	13.150	3.000	1.000	7.150	30	0
			36	0	1	7.163	$8,881,811.18	479	480	359	360	1	6.101	59	6	13.163	2.978	1.000	7.163	36	0
NON-FREDDIE	10 Yr Fixed	120	0	0	2	9.990	$38,000.00	120	120	120	120	0	0.000	0	0	0.000	0.000	0.000	0.000	0	0
	15 Yr Fixed	180	0	0	2	12.008	$60,940.00	180	180	180	180	0	0.000	0	0	0.000	0.000	0.000	0.000	0	0
			24	0	2	12.252	$167,000.00	180	180	180	180	0	0.000	0	0	0.000	0.000	0.000	0.000	24	0
	20 Yr Fixed	240	0	0	2	10.786	$53,663.00	240	240	240	240	0	0.000	0	0	0.000	0.000	0.000	0.000	0	0
			24	0	2	11.459	$192,380.00	240	240	240	240	0	0.000	0	0	0.000	0.000	0.000	0.000	24	0
	30 Yr Fixed	360	0	0	2	11.968	$27,316,908.63	360	360	360	360	0	0.000	0	0	0.000	0.000	0.000	0.000	0	0
			12	0	2	12.097	$1,090,493.00	360	360	360	360	0	0.000	0	0	0.000	0.000	0.000	0.000	12	0
			24	0	2	11.933	$18,219,306.55	360	360	360	360	0	0.000	0	0	0.000	0.000	0.000	0.000	24	0
			36	0	2	11.689	$2,512,279.26	360	360	360	360	0	0.000	0	0	0.000	0.000	0.000	0.000	36	0
	ARM 15/15	360	0	0	2	12.743	$150,492.25	360	360	360	360	0	7.084	180	6	18.743	3.000	1.000	12.743	0	0
	ARM 2/28	360	0	0	1	9.020	$62,428,184.61	360	360	360	360	0	6.191	24	6	15.015	3.000	1.000	9.020	0	0
			12	0	1	8.559	$16,508,173.65	360	360	360	360	0	6.249	24	6	14.559	3.000	1.000	8.559	12	0
			24	0	1	8.841	$127,566,271.78	360	360	360	360	0	6.246	24	6	14.839	2.998	1.000	8.839	24	0
			36	0	1	8.610	$465,650.00	360	360	360	360	0	6.010	24	6	14.610	3.000	1.000	8.610	36	0
	ARM 2/28- IO 5Yrs	360	0	60	1	8.226	$6,912,439.00	300	300	360	360	0	6.166	24	6	14.226	3.000	1.000	8.226	0	60
			12	60	1	7.681	$7,206,200.00	300	300	360	360	0	6.116	24	6	13.681	3.000	1.000	7.681	12	60
			24	60	1	7.390	$45,216,197.95	300	300	360	360	0	6.092	24	6	13.390	3.000	1.000	7.390	24	60
			36	60	1	6.400	$298,617.00	300	300	360	360	0	6.100	24	6	12.400	3.000	1.000	6.400	36	60
	ARM 2/28-40YR Amortization	360	0	0	1	8.208	$54,086,645.93	479	480	359	360	1	6.120	23	6	14.202	3.000	1.000	8.208	0	0
			12	0	1	7.970	$17,732,668.37	480	480	360	360	0	6.235	24	6	13.984	3.000	1.020	7.970	12	0
			24	0	1	7.620	$136,671,448.43	480	480	360	360	0	6.120	24	6	13.609	3.000	1.000	7.618	24	0
			36	0	1	8.493	$391,699.00	480	480	360	360	0	6.785	24	6	13.167	3.000	1.000	8.493	36	0
	ARM 3/27	360	0	0	1	8.647	$1,361,900.00	360	360	360	360	0	6.100	36	6	14.647	3.000	1.000	8.647	0	0
			12	0	1	8.167	$2,648,500.00	360	360	360	360	0	6.202	36	6	14.167	3.000	1.000	8.167	12	0
			36	0	1	9.063	$2,868,308.08	360	360	360	360	0	6.233	36	6	15.063	3.000	1.000	9.063	36	0
	ARM 3/27- IO 5Yrs	360	0	60	1	5.750	$497,250.00	300	300	360	360	0	5.650	36	6	11.750	3.000	1.000	5.750	0	60
			24	60	1	5.850	$525,000.00	300	300	360	360	0	5.840	36	6	11.850	3.000	1.000	5.850	24	60
			36	60	1	6.900	$216,548.00	300	300	360	360	0	6.100	36	6	12.900	3.000	1.000	6.900	36	60
	ARM 3/27-40YR Amortization	360	0	0	1	8.699	$1,124,960.00	480	480	360	360	0	6.100	36	6	14.699	3.000	1.000	8.699	0	0
			12	0	1	7.595	$3,418,500.00	480	480	360	360	0	6.100	36	6	13.595	3.000	1.000	7.595	12	0
			36	0	1	6.893	$2,960,612.39	479	480	359	360	1	5.613	35	6	12.893	3.000	1.000	6.893	36	0
	ARM 5/25	360	0	0	1	8.808	$919,700.00	360	360	360	360	0	6.192	60	6	14.808	3.000	1.000	8.808	0	0
			12	0	1	8.300	$562,500.00	360	360	360	360	0	6.100	60	6	14.300	3.000	1.000	8.300	12	0
			24	0	1	10.850	$108,000.00	360	360	360	360	0	6.500	60	6	16.850	3.000	1.000	10.850	24	0
			36	0	1	8.874	$1,577,135.00	360	360	360	360	0	6.134	60	6	14.244	3.000	1.000	8.874	36	0
	ARM 5/25- IO 5Yrs	360	12	60	1	8.007	$957,235.00	300	300	360	360	0	6.100	60	6	14.007	3.000	1.000	8.007	12	60
			24	60	1	6.105	$700,000.00	300	300	360	360	0	6.100	60	6	12.105	3.000	1.000	6.105	24	60
			36	60	1	7.090	$5,320,990.00	300	300	360	360	0	6.150	60	6	13.090	3.000	1.000	7.090	36	60
	ARM 5/25-40YR Amortization	360	0	0	1	8.083	$1,335,913.88	479	480	359	360	1	5.891	59	6	14.083	3.000	1.000	8.083	0	0
			12	0	1	7.319	$2,306,000.00	480	480	360	360	0	6.100	60	6	13.319	3.000	1.000	7.319	12	0
			24	0	1	6.605	$704,500.00	480	480	360	360	0	6.100	60	6	12.605	3.000	1.000	6.605	24	0
			36	0	1	7.030	$15,252,665.27	479	480	359	360	1	5.990	59	6	13.030	3.000	1.000	7.030	36	0
	BALLOON 40/30	360	36	0	2	9.550	$274,500.00	480	480	360	360	0	0.000	0	0	0.000	0.000	0.000	0.000	36	0
Grand Total:						8.481	$1,024,183,060.65	404	404	360	360	0	6.180	26	6	14.294	2.997	1.001	8.303	17	6

Credit Suisse
11 Madison Avenue
New York, New York 10010
www.credit-suisse.com
Jun 15, 2006 19:11

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates with a file number of [ABSC - (333-127230)]. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-221-1037.This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement that will be prepared for the securities offering to which this free writing prospectus relates. This free writing prospectus is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted. The information in this free writing prospectus is preliminary, and may be superseded by an additional free writing prospectus provided to you prior to the time you enter into a contract of sale. This preliminary free writing prospectus is being delivered to you solely to provide you with information about the offering of the securities referred to herein. The securities are being offered when, as and if issued. In particular, you are advised that these securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities and the underlying transaction having the characteristics described in these materials.A contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have confirmed the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer. Any legends, disclaimers or other notices that may appear at the bottom of the email communication to which this free writing prospectus is attached relating to (1) these materials not constituting an offer (or a solicitation of an offer), (2) no representation that these materials are accurate or complete and may not be updated or (3) these materials possibly being confidential are not applicable to these materials and should be disregarded. Such legends, disclaimers or other notices have been automatically generated as a result of these materials having been sent via Bloomberg or another system.